UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2025
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 7, 2025, Brunilda (Bruny) Rios, Senior Vice President, Corporate Finance and Chief Accounting Officer of Dell Technologies Inc. (the “Company”), notified the Company of her decision to step down from her position as the Company’s principal accounting officer for personal reasons, effective as of August 8, 2025. Ms. Rios will continue to serve as a Senior Vice President of the Company.

(c) In connection with Ms. Rios’s departure from the role of principal accounting officer, Richard Troy Sharp, formerly Vice President, Corporate Accounting and Reporting of the Company, has been appointed as Senior Vice President, Corporate Finance and Chief Accounting Officer of the Company, in which position he will serve as the Company’s principal accounting officer, effective August 8, 2025.

Mr. Sharp, age 41, has served in various positions with the Company since July 2012. Mr. Sharp has served as Vice President, Corporate Accounting and Reporting since April 2021, and prior to that service, as Director, M&A and Treasury Accounting since March 2017.

Mr. Sharp will continue to be eligible to participate in severance, retirement, welfare and benefit plans and programs generally available to other employees of the Company, including the Dell Technologies Inc. 2023 Stock Incentive Plan, which is described in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 16, 2025.

In connection with this appointment, the Company has approved compensation to Mr. Sharp consisting of an annual base salary of $368,100 and a target annual bonus in an amount equal to 55% of such base salary, pro-rated for the fiscal year ending January 30, 2026, calculated from August 8, 2025. Additional information referred to in Item 5.02(c)(3) of Form 8-K has not been determined as of the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2025	Dell Technologies Inc.
	By:	/s/ Christopher A. Garcia
Christopher A. Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)
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